March 2009

Superclick, Inc.

2009 Annual Meeting of Shareholders

SUPERCLICK™

Sandro Natale
Chief Executive Officer

SAFE HARBOUR

Forward-looking statements, particularly but not limited to statements regarding new market opportunities resulting from innovation; growing market share; and attracting new customers.

These forward-looking statements involve risks and uncertainties, and actual results may differ materially from those predicted in any such forward-looking statements. Such factors include, but are not limited to, increased competition; increased pricing pressures; foreign exchange; the U.S. economy; and the importance of and the other factors described in the section entitled "Risk Factors" contained in the annual report filed January 31, 2009 under form 10K(SB) and in other similar correspondence, reports and filings with the Securities and Exchange Commission.

Superclick assumes no obligation to, and does not currently intend to, update these forward-looking statements except as required by law.

2008 Highlights

- Q1 – Superclick Multipath is beta tested in 2 Intercontinental Hotels.
- Q1 – Superclick signs Master Service agreement with Four Seasons Hotels.
- Q1 - Surpasses the 100,000 Milestone For Rooms Under Helpdesk Support
- Q2 – Intercontinental Hotels order SIMS Multipath to be installed in 120 extended stay hotels.
- Q2 - IBM selects Superclick as their key component in their Hotel-In-Box
  - Help Desk Support – Gateway – Professional Services
- Q2 - Mandarin Oriental Hotels signs a master agreement to convert all their

to hotels

- Q3 - City Laval, 2nd largest city in Quebec engages Superclick to manage and support wireless internet access in all their public buildings, libraries and courthouse.
- Q3 - Starwood hotels approves Superclick as an official alternative the Unisys deployed hotels.
- Q3 - Jumeirah Hotels pilots SIMS in their Dubai hotel.
- Q4 - Jumeirah Hotels selects Superclick to be installed in their New York property Essex House.

2008 Highlights

- Q1 – Debt repaid to Chicago Venture Partners.
- Q1 – Deployment of 3 new build Kimpton hotels.
- Q2 – Kimpton Hotels selects Superclick to be installed in all their hotels as contracts expire.
- Q2 – IBM Hotel in a Box first hotel successfully goes live, 100 hotels in the in their 09/10 pipeline.
- Q2 – IBM & Cisco joint development and pilot project for Marriott International.
- Q2 – First Hospital pilot deployment in Phoenix, Arizona.
- Q2 – Plans to establish office in Dubai.
- Q2 – MGM Hotels is testing SIMS functionality for the Las Vegas City Center (4500 rooms)
- Q3 – Official launch of SIMS 802.1x module. The Ultimate converged network monitoring and management solution for the Hospitality industry.
- Q4 – Official launce of MaMA 3.0 advanced monitoring and reporting system.

2009 Accomplishments and Opportunities

- Sales Activity by Product & Service
  - SIMS – 738 servers deployed around the world
  - MultiPath
  - Traffic Shaping
  - Vlan 802.1x module
  - MDS
  - Help desk – HSIA – Video over IP – Voice over IP – Network Monitoring
- Sales Activity by Territory
  - North America – Presently we have 619 installations
  - Asia – Presently we have 22 installations
  - Middle East – Presently we have 5 installations
- Sales Activity by Brand / Industry
  - Hospitality -
    - Intercontinental Hotels • Marriott • Starwood Fairmont • Four Seasons • Swiss Hotels • Kimpton Hotels
  - Medical
    - Extended stay and private hospitals
- Sales Activity by Client - 500 Client up sell opportunity
  - TAP
  - MultiPath
  - Traffic Shaping

2009 Sales Focus

2009 Operations Focus

- **Support Activity**
  - Multi tiered support to address a large range of clients
    - Platinum
    - Gold
    - Silver
    - Level 2 (Platinum)
  - Expanding our supported languages
    - English – French - Spanish
    - Mandarin – Arabic – Japanesse
  - Implementing a Network Operations Center (NOC)


help

- **Administration & Finance**
  - Improve GLOBAL Supplier relationships increasing margins
  - Improve Banking relationships
  - System automation (SAP)
  - Support contracts management

- **Research & Development**
  - SIMS 802.1x
  - MaMA Monitoring enhancements
  - MaMA NOC Alarms & Reporting
  - SIMS Maintenance



Sales Plan 2009



Aging Networks
$1 Billion invested in network infrastructure
50% of guests connect to Internet
Limited Services hotels offer free Internet
Hotel leverage the IP infrastructure to generate revenues
1998
2000
2002
2004
2006
2008
2010
2012
2014
Internet Usage
Hotel Revenue
Hotel TCO

Understanding the Market

- Aggressive market growth for new builds
  - IHG 2009/2010 rooms pipeline 30,000
  - Marriott 4 year rooms pipeline 240,000
  - Starwood 2 year rooms pipeline 18,000
  - Fairmont 2 year rooms pipeline 20,000
  - Four Seasons 2 year rooms pipeline 20,000
- Aging Networks
  - Most networks deployed in phase 1 &2 of hotel internet are 7+ years old
  - Failing networks create high levels of guest complaints
  - Increased guest usage places strain on aging networks
- Wired & Wireless converged networks
  - New technology needs to support today's wired guest.
  - Bandwidth management to handle high demand of music and video
- Medical Industry
  - Vocera Voice over IP deployed in 610 hospitals will be introducing Superclick SIMS as an add on service over the present wireless network.
  - Extreme Integration has deployed wireless network in 40 hospitals.
  - Coordinating a meeting with the Montreal CHUM Hospitals to pilot HSIA.

- North America
  1. Brand Corporate deals.
     - Getting the list of new builds or rebranding hotels IE: Intercontinental & Indigo Hotels for the next 24 months.
     - Four Seasons is opening 60 properties around the world in the next 36 months.
     - The same for Starwood or Marriot or Accor or Hilton..?
  2. Direct Selling to Owners, Management companies.
     - Lets start by calling our present client base.
- Asia
  - Direct selling to the International based hotels such as Starwood, Marriott, Intercontinental. Leverage our North America reputation.
- Middle East & Africa
  - Q2/Q3 Establish official presents in Dubai with local General Manager and Sales Manager.
  - Already establish relationship with local support companies in the various countries we have been engaged by Four Seasons, Fairmont, Jumeirah and others.

Sales Activity by Territory, in order of importance

Sales Activity by Brand

- Four Seasons
  - Approved & Preferred vendor
- Intercontinental Hotels Group
  - IBM Hotel in a Box 100 new builds in 2009/2010
  - Direct selling to 2000+ owners and management companies
- Starwood Hotels & Resorts
  - Approved vendor, Officially being invited to bid on new builds and retro programs.
- Fairmont Raffles Hotels International
  - Multipath deployment to 60 hotels
  - Conversion of the Swissôtel and Raffles hotels to SIMS.
- Kimpton Hotels
  - Conversion of 53 properties to SIMS
- Mandarin Oriental Hotels
  - 18 new builds 2009/2010 - 8 conversions
- Shangri-la Hotels
  - First installation in Japan, 50 hotels opportunity. Planning a trip to Asia end of Q2.
- Hyatt
  - RFP for a Triple play offering, Partnering with Video over IP and Voice over IP partner in a joint offering.
- Wyndham Hotels
  - Still interested in MDS for their 7000+ properties, establishing relationship with Ad agencies.

Financial Results FY08 and Q109

Jean Perrotti
Chief Financial Officer


T
O
P
I
C
S
2008 Financial Review
Q1 2009

2008 Financial Review


41%
Revenues
21%
42%
Gross Profit
Gross Margin 49%
41%
-7%
Operating Costs
-43%
151%
Operating Income
$1,841
166%
91%
NI
$1,561
134%

2008 Financial Review

R E V E N U E S



Revenues
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
220,928
2,331,811
797,624
2,408,072
1,674,298
2,272,013
2,314,485
2,468,218
3,005,993
3,756,874
2004
2005
2006
2007
2008
One time
Recurring

2008 Financial Review

GROSS PROFIT

	SALES $	GP $	Margin
2008	6,762,867	3,344,728	49.5%
2007	4,782,703	2,350,719	49.2%
2006	3,946,311	1,663,884	42.2%
2005	3,205,696	810,181	25.3%


7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
2005
2006
2007
2008

OPERATING RESULTS

2008 Financial Review

	2005	2006	2007	2008	Growth	
	$	$	$	$	$	%
Sales	3,205,696	3,946,311	4,782,703	6,762,867	*1,980,164*	41%
Gross Profit	810,181	1,663,884	2,350,719	3,344,728	*994,009*	42%
% to sales	25.3%	42.2%	49.2%	49.5%		
Operating Expenses	2,768,795	2,776,323	1,618,316	1,503,885	*-114,431*	-7%
% to sales	86%	70%	34%	22%		
Operational Profit	-1,958,614	-1,112,439	732,403	1,840,843	*1,108,440*	151%
	-61.1%	-28.2%	15.3%	27.2%		
Other income	-121,889	1,287,165	85,004	-123,491	*-208,495*	-245%
Extraordinary items	-2,447,500	-	-	-	-	-
Income taxes	-	-	-	-157,175	*-157,175*	-100%
Net Income	-4,284,225	-2,399,604	817,407	1,560,177	*742,770*	91%
% to sales	-133.6%	-60.8%	17.1%	23.1%		

2008 Financial Review

EARNINGS PER SHARE

		2007	2008
Net Income		$817,407	$1,560,177
Weighted average common shares outstanding			
	Basic	40,389,388	43,795,492
	Fully diluted	72,293,556	74,879,672
	Outstanding	42,130,806	44,937,356
Earnings Per Share			
	Basic	$0.02	$0.04
	Fully diluted	$0.01	$0.02



Volume
12,714,200
1,000,000
0
11/1/..
12/1/..
1/1/2..
2/1/2..
3/1/2..
4/1/2..
5/1/2..
6/1/2..
7/1/2..
8/1/2..
9/1/2..
10/1/..
Volume

2008 Financial Review


41%
Revenues
21%
42%
Gross Profit
Gross
Margin
49%
41%
-7%
Operating
Costs
-43%
151%
Operating
Income
$1,841
166%
91%
NI
$1,561
134%

2008 Financial Review

F I V E Y E A R S U M M A R Y



6,762,867
3,344,728
1,503,885
1,840,843
1,560,177
8,000,000
6,000,000
4,000,000
2,000,000
0
-2,000,000
-4,000,000
-6,000,000
Sales
Gross Profit
Operating Expenses
Operational Profit
Net Income
2008
2007
2006
2005
2005
2006
2007
2008

This slide is part of a presentation by Superclick Inc. and is intended to be viewed as part of that presentation originally presented March 27, 2009 and has not been updated since.

2008 Financial Review

THE BALANCE SHEET

The Balance Sheet	2008	2007
Cash	781,520	789,591
Accounts Receivable	2,142,205	834,813
Current Assets	3,400,987	1,870,651
Accounts Payable	764,646	553,808
Debt	206,026	1,840,867
Current Liabilities	3,540,115	3,842,792
Equity	14,269	-1,670,944

Cash Reconciliation		$
Cash provided from operations		$ 771,728
Cash used		(779,799)
Investing	(14,042)	
Financing activities	(550,536)	
Foreign exchange effects	(215,221)	
Net decrease of cash		(8,071)
CASH, beginning of period		789,591
CASH, end of period		$ 781,520

Key Indicators	2008	2007
Current Ratio	0.96	0.49
Quick Ratio	3.82	2.93
Debt to equity	14.44	-1.10

Superclick, Inc.

Q1 2009 Financial Review

OPERATING RESULTS

Q1 2009

	2009	2008	Growth	%
Sales	1,871,973	1,447,855	424,118	*29.3%*
Gross Profit	950,178	646,734	303,444	*46.9%*
Margins	50.8%	44.7%		
Operational Profit	507,959 27.1%	208,776 14.4%	299,183	*143.3%*
Net Income	401,456 21.4%	178,348 12.3%	223,108 52.6%	*125.1%*

Q1 2009

REVENUES TREND

Rolling Nine Quarters



Operational Profit
Revenue
GP
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1

Q1 2009

BALANCE SHEET

	31-Jan-09	31-Oct-08
cash	519,388	781,520
accounts receivable	1,501,569	2,142,205
current assets	2,444,349	3,400,987
accounts payable	494,503	764,646
current liabilities	2,192,353	3,540,115
current ratio	1.11	0.96
convertible debenture	-	841,558

Cash (proceeds & uses)		
Cash provided from operations		$ 520,675
Cash used		(782,807)
Investing	-	
Financing activities	(764,847)	
Foreign exchange effects	(17,960)	
Net decrease of cash		(262,132)
CASH, beginning of period		781,520
CASH, end of period		$ 519,388

Q1 2009

NOTES TO STATEMENTS

Note No Longer Required

NOTE P – GOING CONCERN AND MANAGEMENT'S PLANS:

The Company's continued existence is dependent upon its ability to increase operating revenues and/or raise additional equity capital sufficient to generate enough cash flow to finance operations in future periods that raise substantial doubt about its ability to continue as a going concern. There can be no assurance that such additional financing will be obtained. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Board and Governance

Todd Pitcher
Chairman

- Shareholder Value
  - Addressing Concerns
    - CVP Convertible Debt – paid off
    - Non Employee Director Compensation – no longer stock-based
    - Dilution – much improved. On a fully diluted basis, as of the end of Q1, 60,039,464 shares out as opposed to 72,732,431 shares out for the same period last year. At $0.11 (yesterday's closing price, that translates into a $1.39 million improvement in shareholder value).

Key Issues

Comparable	Closing Price 3/26/08	Closing Price 3/26/09	Change
DJIA	12,422.86	7924.56	-36.2%
Nasdaq	2,324.26	1587	-31.7%
S&P 500	1,341.13	832.86	-37.8%
LodgeNet	7.19	1.36	-81%
Superclick	0.12	0.11	-8%

Stock price has held up

Key Issues

- The Message We Need to Send
  - The underlying fundamentals are much improved over FY08
  - Despite challenging economic conditions – we think the story is one that will resonate.

Key Financial Metrics	
Market Cap (fully diluted)	$6.6M
Rev (ttm)	$7.0M
P/S (ttm)	0.94
Income (ttm)	$1.5M
P/E (ttm)	4.29
Est. S&P 500 P/E (IT Sector) – (as of 3/25/09)	14.38

Key Issues

Thank You For Your Continued Support

Sandro Natale, Chief Executive Officer
Jean Perrotti, Chief Financial Officer
On behalf of the Board, Todd Pitcher, Chairman